Putnam Large Cap Value Fund
The fund's portfolio
1/31/24 (Unaudited)

COMMON STOCKS (94.7%)(a)
	Shares	Value
Aerospace and defense (2.4%)
Northrop Grumman Corp.	661,368	$295,472,768
RTX Corp.	3,063,957	279,187,762

		574,660,530
Air freight and logistics (1.7%)
FedEx Corp.	1,690,125	407,810,261

		407,810,261
Automobiles (1.8%)
General Motors Co.	10,819,022	419,778,054

		419,778,054
Banks (8.0%)
Bank of America Corp.	17,232,211	586,067,496
Citigroup, Inc.	11,494,831	645,664,657
JPMorgan Chase & Co.	1,472,614	256,764,977
PNC Financial Services Group, Inc. (The)	2,371,850	358,647,439

		1,847,144,569
Beverages (2.3%)
Coca-Cola Co. (The)	9,044,205	538,039,755

		538,039,755
Biotechnology (3.4%)
AbbVie, Inc.	1,379,637	226,812,323
Regeneron Pharmaceuticals, Inc.(NON)	593,257	559,310,834

		786,123,157
Building products (0.8%)
Johnson Controls International PLC	3,724,761	196,257,657

		196,257,657
Capital markets (4.2%)
Charles Schwab Corp. (The)	6,089,417	383,146,118
Goldman Sachs Group, Inc. (The)	1,244,794	478,013,344
State Street Corp.	1,475,731	109,012,249

		970,171,711
Chemicals (3.8%)
Corteva, Inc.	6,424,104	292,168,250
DuPont de Nemours, Inc.	3,227,659	199,469,326
Eastman Chemical Co.	1,745,254	145,815,972
PPG Industries, Inc.	1,676,702	236,482,050

		873,935,598
Commercial services and supplies (0.1%)
Veralto Corp.	324,335	24,873,251

		24,873,251
Construction materials (1.3%)
CRH PLC (Ireland)	4,303,890	308,847,146

		308,847,146
Consumer finance (1.0%)
Capital One Financial Corp.	1,652,909	223,671,646

		223,671,646
Consumer staples distribution and retail (4.0%)
BJ's Wholesale Club Holdings, Inc.(NON)	2,010,922	129,382,721
Target Corp.	1,558,864	216,806,805
Walmart, Inc.	3,564,158	588,977,110

		935,166,636
Containers and packaging (0.6%)
Ball Corp.	2,466,674	136,777,073

		136,777,073
Electric utilities (4.0%)
Constellation Energy Corp.	2,459,363	300,042,286
Exelon Corp.	5,473,435	190,530,272
NRG Energy, Inc.	8,213,952	435,668,014

		926,240,572
Electronic equipment, instruments, and components (0.6%)
Vontier Corp.	4,091,997	141,542,176

		141,542,176
Financial services (1.2%)
Apollo Global Management, Inc.	2,802,248	281,345,699

		281,345,699
Health care equipment and supplies (1.1%)
Boston Scientific Corp.(NON)	3,964,644	250,803,379

		250,803,379
Health care providers and services (4.6%)
Cigna Group (The)	1,203,077	362,066,023
Humana, Inc.	481,019	181,854,043
McKesson Corp.	1,048,707	524,238,142

		1,068,158,208
Hotels, restaurants, and leisure (1.2%)
Hilton Worldwide Holdings, Inc.	1,446,318	276,188,885

		276,188,885
Household durables (2.9%)
PulteGroup, Inc.	6,362,992	665,314,444

		665,314,444
Household products (1.6%)
Procter & Gamble Co. (The)	2,425,547	381,150,456

		381,150,456
Industrial conglomerates (1.1%)
Honeywell International, Inc.	1,234,235	249,636,371

		249,636,371
Insurance (3.6%)
American International Group, Inc.	4,535,273	315,246,826
Assured Guaranty, Ltd.(AFF)	2,939,709	238,498,591
AXA SA (France)	8,439,505	284,128,615

		837,874,032
Life sciences tools and services (1.8%)
Thermo Fisher Scientific, Inc.	764,546	412,075,003

		412,075,003
Machinery (1.4%)
Ingersoll Rand, Inc.	4,088,868	326,536,998

		326,536,998
Media (2.0%)
Charter Communications, Inc. Class A(NON)(S)	680,818	252,386,041
Comcast Corp. Class A	4,389,324	204,279,139

		456,665,180
Metals and mining (1.6%)
Freeport-McMoRan, Inc.	9,503,599	377,197,844

		377,197,844
Multi-utilities (1.0%)
Ameren Corp.	3,261,683	226,915,286

		226,915,286
Office REITs (0.7%)
Vornado Realty Trust(R)	6,075,600	165,195,564

		165,195,564
Oil, gas, and consumable fuels (7.4%)
ConocoPhillips	3,258,983	364,582,428
Exxon Mobil Corp.	7,105,425	730,508,744
Shell PLC (United Kingdom)	10,545,516	329,318,937
Valero Energy Corp.	2,039,159	283,239,185

		1,707,649,294
Passenger airlines (0.9%)
Southwest Airlines Co.	7,045,837	210,600,068

		210,600,068
Personal care products (0.4%)
Kenvue, Inc.	4,196,745	87,124,426

		87,124,426
Pharmaceuticals (4.2%)
AstraZeneca PLC ADR (United Kingdom)	4,778,856	318,462,964
Merck & Co., Inc.	3,670,094	443,273,953
Sanofi SA (France)	2,210,416	221,951,395

		983,688,312
Semiconductors and semiconductor equipment (3.0%)
NXP Semiconductors NV	867,143	182,594,302
Qualcomm, Inc.	3,466,052	514,743,383

		697,337,685
Software (5.9%)
Microsoft Corp.	2,056,511	817,627,643
Oracle Corp.	4,838,297	540,437,775

		1,358,065,418
Specialized REITs (1.5%)
American Tower Corp.(R)	614,327	120,193,078
Gaming and Leisure Properties, Inc.(R)	4,738,451	216,310,288

		336,503,366
Specialty retail (1.0%)
O'Reilly Automotive, Inc.(NON)	233,584	238,968,111

		238,968,111
Tobacco (1.2%)
Altria Group, Inc.	4,024,361	161,457,363
Philip Morris International, Inc.	1,163,394	105,694,345

		267,151,708
Trading companies and distributors (1.9%)
United Rentals, Inc.	704,020	440,294,108

		440,294,108
Wireless telecommunication services (1.5%)
T-Mobile US, Inc.	2,131,573	343,673,515

		343,673,515

Total common stocks (cost $14,703,488,661)		$21,957,153,152

SHORT-TERM INVESTMENTS (4.8%)(a)
		Principal amount/shares	Value
Atlantic Asset Securitization, LLC asset-backed commercial paper 5.491%, 3/21/24		$30,000,000	$29,774,167
Atlantic Asset Securitization, LLC asset-backed commercial paper 5.439%, 2/26/24		30,000,000	29,883,804
BPCE SA commercial paper 5.432%, 2/5/24 (France)		35,000,000	34,974,163
Chariot Funding, LLC asset-backed commercial paper 5.356%, 2/20/24		49,100,000	48,954,000
CHARTA, LLC asset-backed commercial paper 5.357%, 2/14/24		27,000,000	26,943,539
Gotham Funding Corp. asset-backed commercial paper 5.432%, 2/16/24 (Japan)		50,000,000	49,881,208
Interest in $200,000,000 joint tri-party repurchase agreement dated 1/31/2024 with JPMorgan Securities, LLC due 2/1/2024 - maturity value of $82,451,160 for an effective yield of 5.310% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 6.500% and due dates ranging from 12/1/2025 to 2/1/2054, valued at $204,030,091)		82,439,000	82,439,000
Interest in $285,000,000 joint tri-party repurchase agreement dated 1/31/2024 with Barclays Capital, Inc. due 2/1/2024 - maturity value of $200,029,444 for an effective yield of 5.300% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.500% to 1.875% and due dates ranging from 8/31/2027 to 2/15/2032, valued at $290,742,834)		200,000,000	200,000,000
Liberty Street Funding, LLC asset-backed commercial paper 5.485%, 3/28/24 (Canada)		50,000,000	49,576,142
Liberty Street Funding, LLC asset-backed commercial paper 5.494%, 3/25/24 (Canada)		30,000,000	29,758,890
Manhattan Asset Funding Co., LLC asset-backed commercial paper 5.390%, 3/28/24 (Japan)		25,000,000	24,786,488
Manhattan Asset Funding Co., LLC asset-backed commercial paper 5.442%, 3/26/24 (Japan)		40,000,000	39,670,611
Old Line Funding, LLC asset-backed commercial paper 5.492%, 3/22/24		50,000,000	49,616,084
Putnam Cash Collateral Pool, LLC 5.52%(AFF)	Shares	17,544,600	17,544,600
Putnam Short Term Investment Fund Class P 5.47%(AFF)	Shares	160,693,774	160,693,774
Sheffield Receivables Co., LLC asset-backed commercial paper 5.389%, 3/27/24 (United Kingdom)		$50,000,000	49,575,541
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30%(P)	Shares	54,000	54,000
Thunder Bay Funding, LLC asset-backed commercial paper 5.408%, 3/4/24		$25,000,000	24,877,396
Totalenergies Capital SA commercial paper 5.364%, 3/1/24 (France)		50,000,000	49,776,667
U.S. Treasury Bills 5.402%, 2/8/24		50,000,000	49,948,978
U.S. Treasury Bills 5.394%, 2/13/24(SEGSF)		50,000,000	49,912,375
U.S. Treasury Bills 5.404%, 3/21/24(SEG)(SEGSF)		25,300,000	25,118,608

Total short-term investments (cost $1,123,846,675)			$1,123,760,035
TOTAL INVESTMENTS

Total investments (cost $15,827,335,336)			$23,080,913,187

	FORWARD CURRENCY CONTRACTS at 1/31/24 (aggregate face value $1,283,661,522) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Barclays Bank PLC
		British Pound	Sell	3/20/24	$182,502,685	$181,528,419	$(974,266)
	Goldman Sachs International
		British Pound	Sell	3/20/24	183,164,967	182,130,067	(1,034,900)
		Euro	Sell	3/20/24	46,271,470	46,345,812	74,342
	HSBC Bank USA, National Association
		British Pound	Sell	3/20/24	6,634,484	6,594,905	(39,579)
		Euro	Sell	3/20/24	59,359,520	59,459,605	100,085
	JPMorgan Chase Bank N.A.
		British Pound	Sell	3/20/24	28,252,590	28,095,078	(157,512)
		Euro	Sell	3/20/24	54,386,977	54,709,156	322,179
	Morgan Stanley & Co. International PLC
		Euro	Sell	3/20/24	335,660,227	336,399,985	739,758
	NatWest Markets PLC
		British Pound	Sell	3/20/24	30,837,189	30,662,567	(174,622)
	State Street Bank and Trust Co.
		British Pound	Sell	3/20/24	90,400,987	89,886,648	(514,339)
		Euro	Sell	3/20/24	106,884,493	107,051,581	167,088
	UBS AG
		Euro	Sell	3/20/24	129,446,049	129,666,337	220,288
	WestPac Banking Corp.
		British Pound	Sell	3/20/24	31,305,375	31,131,362	(174,013)

	Unrealized appreciation						1,623,740

	Unrealized (depreciation)						(3,069,231)

	Total						$(1,445,491)
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/24 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	1,095	$265,299,338	$266,659,875	Mar-24	$(3,667,075)

Unrealized appreciation					—

Unrealized (depreciation)					(3,667,075)

Total					$(3,667,075)

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2023 through January 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $23,180,700,284.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, Putnam Government Money Market Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 10/31/23	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 1/31/24
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$198,693,235	$76,397,676	$257,546,311	$1,029,802	$—	$—	$—	17,544,600	$17,544,600
	Putnam Government Money Market Fund Class G†	—	21,000,000	21,000,000	86,021	—	—	—	—	—
	Putnam Short Term Investment Fund Class P‡	133,471,743	224,593,618	197,371,587	2,120,857	—	—	—	160,693,774	160,693,774

	Total Short-term investments	332,164,978	321,991,294	475,917,898	3,236,680	—	—	—		178,238,374
	Common stocks**
	Financials
	Assured Guaranty, Ltd.	183,437,842	—	—	823,119	—	—	55,060,749	2,939,709	238,498,591

	Total Common Stock	183,437,842	—	—	823,119	—	—	55,060,749		238,498,591

	Totals	$515,602,820	$321,991,294	$475,917,898	$4,059,799	$—	$—	$55,060,749		$416,736,965
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $17,544,600 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $16,904,376.
	† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	** Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $17,096,279.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $3,670,068.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees.The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $288,130,243 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Futures contracts: The fund used futures contracts to equitize cash.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $2,630,710 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,670,068 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$800,338,695	$—	$—
Consumer discretionary	1,600,249,494	—	—
Consumer staples	2,208,632,981	—	—
Energy	1,378,330,357	329,318,937	—
Financials	3,876,079,042	284,128,615	—
Health care	3,278,896,664	221,951,395	—
Industrials	2,430,669,244	—	—
Information technology	2,196,945,279	—	—
Materials	1,696,757,661	—	—
Real Estate	501,698,930	—	—
Utilities	1,153,155,858	—	—

Total common stocks	21,121,754,205	835,398,947	—
Short-term investments	54,000	1,123,706,035	—

Totals by level	$21,121,808,205	$1,959,104,982	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,445,491)	$—
Futures contracts	(3,667,075)	—	—

Totals by level	$(3,667,075)	$(1,445,491)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	900
Forward currency contracts (contract amount)	$1,248,700,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com